UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

FLUENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

FLUENT, INC.

300 Vesey Street, 9th Floor

New York, New York 10282

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 5, 2024

To our Stockholders:

The Annual Meeting (the “Meeting” or “Annual Meeting”) of Stockholders of Fluent, Inc. (“Fluent” or the “Company”) will be held on Wednesday, June 5, 2024, at 11:00 a.m. Eastern Time. The Annual Meeting will be completely virtual. You may attend the meeting, submit questions, and vote your shares electronically during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/FLNT2024.

At the meeting you will be asked to consider and to vote on the following proposals:

(1)	Elect six directors;
(2)	Approve, on an advisory basis, the 2023 compensation of the Company’s named executive officers (Say-on-Pay);
(3)	Ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024; and
(4)	Transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

The record date for the Meeting is April 15, 2024. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Meeting, or any adjournment or postponement thereof.

The enclosed proxy statement contains information pertaining to the matters to be voted on at the annual meeting. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, is being mailed with this proxy statement.

You are cordially invited to participate in the Annual Meeting. Please review the proxy statement accompanying this notice for more complete information regarding the matters to be voted on at the Meeting. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card or submit your proxy through the Internet or by telephone as promptly as possible to ensure your shares will be represented at the Meeting.

New York, New York April 29, 2024	By order of the Board of Directors, /s/ Ryan Schulke Ryan Schulke Chairman of the Board and Chief Strategy Officer

FLUENT, INC.

300 Vesey Street, 9th Floor

New York, New York 10282

PROXY STATEMENT

Annual Meeting of Stockholders

To be held on June 5, 2024

General

We are providing these proxy materials in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Fluent, Inc. of the proxies to be voted at our 2024 Annual Meeting of Stockholders (the “Meeting” or “Annual Meeting”) and at any and all postponements or adjournments thereof. The Meeting will be held on Wednesday, June 5, 2024, at 11:00 a.m., Eastern Time. The Meeting will be held virtually via live webcast, which you may attend by visiting www.virtualshareholdermeeting.com/FLNT2024. This proxy statement and the enclosed form of proxy are first being sent to stockholders on or about April 30, 2024. In this proxy statement, Fluent, Inc. is referred to as “Fluent,” the “Company,” “we,” “our,” or “us.”

The Meeting will be conducted as a virtual meeting of stockholders by means of a live webcast. We believe that hosting our Annual Meeting virtually, as we did in 2023, would be in the best interests of our stockholders and employees and enable improved communication and greater stockholder attendance and participation from any location. There will not be a physical meeting location and you will not be able to attend in person.

If you are a registered stockholder or beneficial owner of common stock holding shares at the close of business on the record date, you may attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/FLNT2024 and logging in by entering the 16-digit control number found on your proxy card, voter instruction form, or other materials provided to you, as applicable. If you have lost your 16-digit control number or are not a stockholder, you will be able to attend the Meeting by visiting www.virtualshareholdermeeting.com/FLNT2024 and registering as a guest. If you enter the Meeting as a guest, you will not be able to vote your shares or submit questions during the Meeting.

We invite you to virtually attend the Annual Meeting and request that you vote on the proposals described in this proxy statement. However, you do not need to attend the virtual Meeting to vote your shares. Instead, you may vote by proxy, via the Internet, or by mail by following the instructions provided on the proxy card. We encourage you to vote before the Annual Meeting.

Purpose of the Annual Meeting

At the Meeting, our stockholders will consider and vote upon the following matters:

(1)	The election of six directors;
(2)	The approval, on an advisory basis, of the 2023 compensation of the Company’s named executive officers (Say-on-Pay);
(3)	The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024; and
(4)	The transaction of such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

Outstanding Securities and Voting Rights

Only holders of record of the Company’s common stock at the close of business on April 15, 2024, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting. As of April 15, 2024, we had approximately 13,660,598 shares of common stock outstanding. Each share of common stock is entitled to one vote at the Meeting. If your shares are registered in your name, you are a stockholder of record. If your shares are held in the name of your broker, bank or another holder of record, these shares are held in “street name.”

The holders of a majority of the issued and outstanding shares of common stock present at the Meeting, either in person or by proxy, and entitled to vote, constitute a quorum for the transaction of business. Abstentions will be included in determining the presence of a quorum at the Meeting.

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker may vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals, and, in your broker's discretion, may not be voted on "routine" matters. This vote is called a “broker non-vote.”

For Proposal 1 (election of directors), a nominee for director will be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. Proposal 2 (Say-on-Pay), and Proposal 3 (auditor ratification) will be determined by of a majority of votes cast affirmatively or negatively at the Meeting by the holders entitled to vote.  Abstentions and broker non-votes will have no effect on the proposals.

PROPOSALS FOR STOCKHOLDER VOTE AND APPROVAL REQUIREMENTS

Management is presenting three proposals for a stockholder vote. Stockholders are entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Abstentions and broker non-votes (shares held in “street name” by a broker, bank, or other nominee that does not have authority, either express or discretionary, to vote on a non-routine matter, such as Proposals 1 and 2) will not be taken into account in determining the outcome of the vote, consistent with Delaware law and the proxy rules of the U.S. Securities and Exchange Commission (“SEC”).

PROPOSAL 1.      ELECTION OF DIRECTORS

THE BOARD IS SUBJECT TO ANNUAL ELECTION BY THE STOCKHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE FOLLOWING SIX DIRECTOR NOMINEES:

MATTHEW CONLIN	DONALD MATHIS
DAVID A. GRAFF	RICHARD C. PFENNIGER, JR
BARBARA SHATTUCK KOHN	RYAN SCHULKE

You can find information about the director nominees, Fluent’s Board of Directors, its committees, and other related matters in the section entitled, “Proposal 1 – Election of Directors” of this proxy statement.

Delaware law and Fluent’s Amended and Restated Bylaws (“Bylaws”) govern the vote on Proposal 1, on which you may:

▪	Vote “FOR” all of the director nominees;

▪	Vote “AGAINST” all of the director nominees;

▪	Vote “FOR” or “AGAINST” specific director nominees; or

▪	Abstain from voting for all or specific director nominees.

Under our Bylaws and assuming a quorum is present, a director nominee in an uncontested election must be elected by a majority of votes cast. A majority exists when the number of votes cast “FOR” a director nominee exceeds the number of votes cast “AGAINST” the director nominee. A director nominee who fails to receive a majority of votes cast in an uncontested election is required to tender his or her resignation from the Board of Directors under the terms of our Director Resignation Policy adopted in 2019. In such an event, the Corporate Governance and Nominating Committee will meet to consider the tendered resignation and make a recommendation to the Board concerning the action, if any, to be taken with respect to the resignation. Abstentions and broker non-votes will not be taken into account.

PROPOSAL 2.      APPROVAL, ON AN ADVISORY BASIS, OF THE 2023 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE 2023 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS DISCLOSED IN THIS PROXY STATEMENT.

You can find information about the compensation of our named executive officers in the section entitled, “Executive Compensation” and about Proposal 2 in the section entitled, “Proposal 2 – Non-Binding Advisory Vote Say-On-Pay” of this proxy statement.

Delaware law and Fluent’s Bylaws govern the vote on Proposal 2, on which you may:

▪	Vote “FOR” Proposal 2;

▪	Vote “AGAINST” Proposal 2; or

▪	Abstain from voting on Proposal 2.

Assuming a quorum is present, Proposal 2 will pass if approved by an affirmative vote of a majority of the votes cast at the Annual Meeting by the holders entitled to vote. Abstentions and broker non-votes will not be taken into account in determining whether the proposal has received the requisite number of affirmative votes, consistent with Delaware law and the SEC’s proxy rules.

PROPOSAL 3.      RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

You can find information about Fluent’s relationship with Grant Thornton LLP in the section entitled, “Proposal 3 – Ratification of the Appointment of Grant Thornton LLP as our Independent Registered Public Accounting Firm for Fiscal Year 2024” of this proxy statement. Delaware law and Fluent’s Bylaws govern the vote on Proposal 3, on which you may:

▪	Vote “FOR” Proposal 3;

▪	Vote “AGAINST” Proposal 3; or

▪	Abstain from voting on Proposal 3.

Assuming a quorum is present, Proposal 3 will pass if it receives an affirmative vote of a majority of the votes cast at the Annual Meeting by the holders entitled to vote. Abstentions will not be taken into account in determining whether the proposal has received the requisite number of affirmative votes, consistent with Delaware law and the SEC’s proxy rules. Proposal 3 is considered a “routine” matter on which brokers may cast a vote, in their discretion.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Board of Directors is unaware of any other business to be presented for a vote at the Annual Meeting. If any other matters are properly presented for a vote, the individuals named as proxies will have discretionary authority to vote on such matters according to their best judgment to the extent permitted by applicable law and Nasdaq Stock Market (“Nasdaq”) and SEC rules and regulations.

The Chairperson of the Annual Meeting may refuse to allow the presentation of a proposal or nominee for the Board of Directors if the proposal or nominee is not properly submitted. The requirements for submitting proposals and nominations for this year’s Annual Meeting are detailed in Fluent’s Bylaws as well as our definitive proxy statement for our 2023 annual meeting of stockholders filed with the SEC on May 1, 2023.

WEBSITES

Website addresses referenced in this proxy statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this proxy statement.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of the Company of proxies to be voted at a Annual Meeting scheduled to be held at 11:00 a.m. Eastern Time on June 5, 2024 and at any adjournment or postponement thereof. Before or during the Meeting, stockholders will act upon the proposals described in this proxy statement.

The notice of the Meeting, this proxy statement, the proxy card, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”), are first being sent or made available to stockholders on or about April 29, 2024. This proxy statement and our 2023 Annual Report are also available on Fluent’s Internet website at www.fluentco.com.

Who can vote at the Meeting?

Only our stockholders of record at the close of business on April 15, 2024, the record date for the Meeting, or their legal proxy holders, are entitled to vote at the Meeting. There were 13,660,598 shares of our common stock outstanding and entitled to vote on the record date. Our common stock is our only class of outstanding stock. Each share of common stock is entitled to one vote on each matter properly brought before the Meeting. A complete list of stockholders entitled to vote at the Meeting will be available at our offices located at 300 Vesey Street, 9th Floor, New York, NY 10282 for any purpose germane to the Meeting, during ordinary business hours, for a period of ten days prior to the Meeting.  The list will also be available for examination by stockholders during the Meeting within the virtual meeting platform. If you would like to inspect the list prior to the Meeting, please call Daniel J. Barsky, General Counsel and Corporate Secretary, at (646) 669-7272 to arrange a visit to our offices.

How may I participate in the Meeting?

The Meeting will be a completely virtual meeting conducted via live audio webcast. We believe this technology provides expanded access, improved communication and cost savings for our stockholders. Hosting a virtual meeting enables increased stockholder attendance and participation from any location around the world.

To participate in the Meeting, go to www.virtualshareholdermeeting.com/FLNT2024. Online check-in may begin 15 minutes before the Meeting is scheduled to start. We encourage you to access the Meeting early so that any technical difficulties may be addressed before the Meeting begins. You should ensure you have a strong Internet connection wherever you intend to participate in the Meeting. Please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone or similar companies.

What proposals will be submitted to the stockholders for a vote?

Stockholders will be asked to vote on the following three proposals at the Meeting:

(1)	The election of six directors;
(2)	The approval, on an advisory basis, of the 2023 compensation of the Company’s named executive officers (Say-on-Pay); and
(3)	The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Do the Company's officers and directors have an interest in any of the matters to be acted up on at the Meeting?

Our directors have an interest in Proposal 1 (election of directors) and our named executive officers have an interest in Proposal 2 (Say-on-Pay). Our directors and executive officers do not have any interest in Proposal 3 (ratification of the appointment of our auditor).

How does the Board of Directors recommend I vote on these proposals?

Our Board of Directors recommends that you vote as follows:

“FOR” all the director nominees (Proposal One);

“FOR” the approval, on an advisory basis, of the 2023 compensation of our named executive officers (Proposal Two); and

“FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal Three).

Could matters other than proposals one, two and three be decided at the Meeting?

Our Bylaws require that we receive advance notice of any proposal to be brought before the Meeting by stockholders, and we have not received notice of any such proposals. If any other matter were to come before the Annual Meeting, the proxies will have the discretion to vote on those matters for you.

How do I vote?

All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or voting instruction form, as applicable, or as instructed via the Internet or telephone. You may specify whether your shares should be voted “FOR” or “AGAINST,” or you may specify that your shares should “ABSTAIN” from voting with respect to each proposal. Voting by proxy will not affect your right to attend the Meeting.

The procedures for voting are as follows:

Stockholders of record: Shares registered directly in your name.

If you are a stockholder of record, you may vote online during the Meeting or you may vote by proxy using the enclosed proxy card or through the Internet or over the telephone. Whether or not you plan to participate in the Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you vote by proxy, you may still attend the Meeting and vote online during meeting, if you choose.

●	During the Meeting: You may cast your votes on June 5, 2024 at the virtual Annual Meeting during the audiocast.

●

By Mail: To vote using the proxy card, please complete, sign and date the proxy card and return it in the provided prepaid envelope. If we receive your signed proxy card before the Meeting, we will vote your shares as instructed on the proxy card. If you do not give voting instructions on your signed and mailed proxy card, the named proxy will vote your shares “FOR” each of the director nominees and “FOR” Proposals 2 and 3. If any other matters requiring a vote arise during the Annual Meeting, the named proxy will exercise his discretion using his best judgment to the extent permitted by applicable law and Nasdaq and SEC rules and regulations.

●

By Internet: Go to https://www.proxyvote.com or scan the QR code provided on your proxy card and follow the instructions. Please have your proxy card handy when you access the website. If you vote via the Internet, you do not need to return your proxy card.

●

By Telephone: Call the toll-free telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your proxy card.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m. Eastern Time on June 4, 2024. After that, telephone and Internet voting will be closed, and if you want to vote your shares, you will either need to ensure that your proxy card is received before voting begins at the Meeting or attend the Meeting and vote your shares online during the Meeting.

Beneficial owners: Shares registered in the name of a broker, bank or other nominee.

If you are the beneficial owner of shares of our common stock, you should have received this proxy statement and the accompanying notice of the Meeting by mail or e-mail from the broker, bank, or other nominee holding your shares, along with information on how to submit your voting instructions. As a beneficial owner, you have the right to instruct the organization holding your shares how to vote your shares. Follow the voting instructions provided by your broker, bank, or other nominee to ensure your vote is counted. To vote online during the Meeting, you must first obtain a valid legal proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank, or other nominee provided with these proxy materials, or contact your broker, bank, or other nominee to request a proxy form well in advance of the Meeting.

What happens if I do not vote?

Stockholders of record: Shares registered directly in your name.

If you are a stockholder of record and do not vote by completing your proxy card, or by telephone, through the Internet, or by virtually attending the Meeting and voting during the Meeting, your shares will not be voted.

Beneficial owners: Shares registered in the name of a broker, bank or other nominee.

If at the close of business on the record date your shares were not held in your name, but rather in an account at a broker, bank, or other nominee, then you are the beneficial owner of those shares, and those shares are considered to be held in “street name.” The proxy materials for the Meeting are being forwarded to you by the broker, bank or other nominee holding your shares. The organization holding your shares is considered to be the stockholder of record for purposes of the Meeting voting on the proposals being submitted to our stockholders at the Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You are also invited to virtually attend the Meeting. However, if your shares are held in street name, you may not participate or vote your shares at the Meeting, or submit questions during the Meeting unless you first request and obtain a valid legal proxy from your broker, bank or other nominee. Please see the discussion above under the heading, “How do I vote?” for information on obtaining a valid legal proxy for the Meeting.

If you are a beneficial owner and do not instruct your broker, bank, or other nominee how to vote your shares, the question of whether your broker, bank or other nominee will still be able to vote your shares depends on whether a particular proposal is considered a “routine” or “non-routine” matter under the rules of the New York Stock Exchange applicable to securities intermediaries, even though we are a Nasdaq-listed company. If you do not provide voting instructions, your shares will not be voted on any proposal considered a “non-routine” matter because brokers, banks and other agents lack discretionary authority to vote uninstructed shares on non-routine matters. On the other hand, brokers, banks and other nominees may use their discretion to vote uninstructed shares on matters consider to be “routine.” The absence of a vote on instructed shares is called a "broker non-vote".

Proposal 3 (ratification of the appointment of our auditor) is considered a “routine” matter under New York Stock Exchange rules. Accordingly, we expect the broker, bank and other nominee holding your shares will have discretionary voting authority to vote your shares on Proposal 3 even if that organization does not receive voting instructions from you. However, certain organizations may elect not to vote shares without an instruction from the beneficial holder even if they have discretionary authority to do so. So, if you are a beneficial holder, please follow the instructions provided by your broker, bank or other nominee to instruct the organization as to how you wish to vote your shares.

May I revoke a previously submitted proxy or otherwise change my vote?

Yes. You may revoke your proxy or change your vote as described below.

If you are a stockholder of record, you can revoke your proxy at any time before the final vote at the Meeting by:

●

giving written notice that you are revoking your proxy to Fluent’s General Counsel and Corporate Secretary, Daniel J. Barsky, at 300 Vesey Street, 9th Floor, New York, NY 10282 (such revocation must be received before the Meeting);

●

delivering a properly completed proxy card with a later date, or vote by telephone or on the Internet at a later date (we will vote your shares as directed in the last instructions properly received from you prior to the Meeting); or

●	virtually attending and voting online at the Meeting (note, simply attending the Meeting will not, by itself, revoke your proxy).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other agent that is the holder of record and following its instructions.

Please note that to be effective, your new proxy card, Internet or telephonic voting instructions or written notice of revocation must be received by the Corporate Secretary prior to the Meeting and, in the case of Internet or telephonic voting instructions, must be received before 11:59 p.m. Eastern Time on June 4, 2024.

Unless revoked, a proxy will be voted at the virtual Meeting in accordance with the stockholder’s indicated instructions.

What if I return a signed proxy card or otherwise submit a valid proxy but do not make specific voting choices?

If you are a stockholder of record and submit a proxy without making any voting selections, your shares will be voted “FOR” each of the proposals described in this proxy statement in accordance with the recommendations of the Board.

If you are a beneficial owner, please see the discussion above regarding uninstructed shares under the heading “What happens if I do not vote?”.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of election, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What if I have questions about my shares or need to change my mailing address?

If you are a stockholder of record and have questions about your shares or need to change your mailing address, you may contact our transfer agent, Continental Stock Transfer & Trust Company, by telephone at (212) 509-4000 or (800) 509-5586, through its website at https://continentalstock.com/contact, or by U.S. mail at 1 State Street, 30th Floor, New York, NY 10004.

If you are a beneficial owner, please contact the broker, bank or other nominee holding your shares.

How do I submit questions during the Meeting?

Stockholders may submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/FLNT2024 and using their 16-digit control number to enter the meeting. Questions may be submitted by typing them into the text box provided.

What is the quorum requirement for the Meeting?

A quorum of stockholders is necessary to hold the Meeting. A quorum will be present if a majority of the outstanding shares of our common stock entitled to vote on the record date are present in person or represented by proxy at the Meeting. On the record date, there were 13,660,598 shares of our common stock outstanding and entitled to vote. Thus, at least 6,830,300 shares must be present or represented by proxy at the Meeting in order for there to be a quorum. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum.

If a quorum is not present at the time appointed for the Meeting or within a reasonable time thereafter as the stockholders may determine, the stockholders present or represented at the Meeting may adjourn the Meeting to another time and place.

Who will count the votes?

Votes will be counted by the inspector of election appointed for the Meeting. The inspector of election will determine whether a quorum is present and will tabulate votes cast for each proposal by proxy and at the Meeting.

How many votes are required to approve each proposal?

Approval of each of the director nominees set forth in proposal one requires that a quorum is present at the Meeting and will be determined by of a majority of votes cast affirmatively or negatively at the Meeting. Approval of each of proposals two and three requires that a quorum is present at the Meeting and a majority of the votes cast on the proposal are cast affirmatively. In other words, to be approved, the votes cast “FOR” the proposal must exceed the votes cast “AGAINST” the proposal.

Abstentions and broker non-votes, if any, will be counted for purposes of calculating whether a quorum is present at the Meeting, but are not considered to be votes cast on any proposal and, therefore, broker non-votes and abstentions will have no effect on the outcome of the Proposals.

What does it mean if I receive more than one proxy card?

If you receive more than one set of proxy materials or more than one proxy card or voting instruction form, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the proxy cards and/or voting instruction forms you receive to ensure that all of your shares are voted.

Am I entitled to dissenter rights or appraisal rights?

No, our stockholders are not entitled to dissenters’ rights or appraisal rights on any of the matters being submitted to stockholders at the Meeting.

Can I access this proxy statement on the Internet?

Yes, this proxy statement is available on our website at https://investors.fluentco.com/financial-information/sec-filings. Instead of receiving future proxy statements and accompanying materials by mail, most stockholders can elect to receive an e-mail that will provide electronic links to them. Opting to receive your proxy materials online will save us the cost of producing documents and mailing them to you, and also gives you an electronic link to the proxy voting site.

Stockholders of Record: You may enroll in the electronic proxy delivery service at any time by accessing your stockholder account at https://continentalstock.com and following the enrollment instructions.

Beneficial Owners: You also may be able to receive copies of these documents electronically. Please check the information provided in the proxy materials sent to you by your broker, bank or other nominee regarding the availability of this service.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission or by other means of communication. Our directors, officers or employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We do not anticipate hiring an agency to solicit votes from stockholders at this time; however, if we determine that such action would be appropriate or necessary, we would pay the cost of such service.

How can I find out the results of the voting at the Meeting?

Preliminary voting results will be announced at the Meeting. Final voting results will be reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) that we expect to file within four business days after the Meeting.

Who can help answer questions I might have about the Meeting, including if I have any questions about how to vote?

If you have any questions concerning the virtual Meeting (including accessing the Meeting by virtual means) or would like additional copies of this proxy statement or need help voting your shares of the Company’s common stock, please contact Daniel J. Barsky, General Counsel and Corporate Secretary, by telephone at (646) 669-7272 or by mail at 300 Vesey Street, 9th Floor, New York, New York 10282.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Meeting, we will be electing six directors. Each director will hold office until the 2025 Annual Meeting of Stockholders or until a successor is elected and qualified to serve on the Board or until such director’s earlier death, resignation or removal. Proxies cannot be voted for a greater number of persons than the number of nominees named.

The Board has nominated the six individuals listed below (each a “Nominee,” and together the “Nominees”) based on the recommendation of the Board’s Corporate Governance and Nominating Committee. All of the Nominees are current directors. Each Nominee has consented to being named in this proxy statement and has agreed to serve as a director if elected. If any Nominee should become unavailable for election, the proxy may be voted for a substitute nominee selected by the persons named in the proxy or the Board may determine to reduce the size of the Board accordingly. The Board is not aware of any existing circumstances likely to render any Nominee unavailable.

NOMINEES TO THE BOARD OF DIRECTORS
Name, Age, Position		Background Information

Matthew Conlin, 40 Co-founder and Chief Customer Officer Director since 2018	●	Chief Customer Officer of Fluent, Inc. and Fluent, LLC since July 2021.
	●	President of Fluent, Inc. from March 2018 to June 2021.
	●	Co-founded Fluent, LLC in 2010. Fluent, LLC merged (2015) with and is now a wholly-owned subsidiary of Fluent, Inc.
	●	President of Fluent, LLC from inception until June 2021.
	●	Sales Director, U.S. of Clash Media, a global digital advertising network.
	●	Bachelor of Science in Marketing from St. John’s University.
Discussion of individual experience, qualifications, attributes, and skills	The Board believes Mr. Conlin, one of our co-founders, with his experience as Chief Customer Officer of Fluent Inc., and Fluent, LLC, the Company’s operating subsidiary, and his tenure as President of Fluent, LLC from inception until 2021, provides valuable business, industry, and management advice to the Board.
David A. Graff, 55 Independent Director Director since 2022	●	Vice President, Global Policy and Standards of Google, Inc. (Nasdaq: GOOG) leading a team of policy professionals responsible for writing and implementing content and behavioral policy, since December 2014.
	●	Has served on the Board of Advisors to CapitalG, Google's independent growth fund, since 2022.
	●	Has served on the Board of Visitors for The Georgetown University Law Center since June 2022.
	●	General Counsel for Red Spark, Inc., a diversified marketing and software development platform, from November 2012 through November 2014.
	●	Chief Executive Officer of Online Intelligence, a technology start-up, from 2011 to 2012.
	●	Chief Legal Officer for Epic Media, Inc., a performance-based advertising network, from September 2007 through November 2012.
	●	Served as Chief Legal Officer for private equity backed Edison Schools, Inc. from December 1998 to June 2007.
	●	Co-founder of Trilogy Films, an award-winning independent film and television production company.
	●	B.A. in American Civilization from Brown University in 1989.
	●	J.D. from the Georgetown University Law Center in 1995.

Mr. Graff was recommended to the Board by a non-management director.
Discussion of individual experience, qualifications, attributes, and skills

The Board believes Mr. Graff’s broad range of legal, policy, content and industry experience provides valuable insight, management and advice to the Board to help guide the legal, regulatory, public relations and commercial challenges faced by the Company.

Barbara Shattuck Kohn, 74 Independent Director Director since 2019	●

Director of PENN Entertainment (Nasdaq: PENN), a provider of integrated entertainment sports content and casino gaming, since 2004, where she serves as Lead Independent Director and as a member of the Audit Committee.

	●	Director of Emblem Health, one of the nation's largest nonprofit health plans since 2018.
	●	Principal at Hammond Hanlon Camp LLC, a strategic advisory and investment banking firm from 2012 to 2018.
	●	Principal, founder and President at Shattuck Hammond Partners, an investment banking firm, from 1993 to 2012, when acquired by Morgan Keegan - Raymond James.
	●	Principal and co-founder of Cain Brothers, Shattuck & Company ("Cain Brothers"), a healthcare financial advisory firm, from 1983 to 1993.
	●	Before co-founding Cain Brothers, Ms. Shattuck Kohn was Vice President and Manager of the Healthcare Investment Banking Group at Goldman Sachs & Co.
	●	Bachelor of Arts from Connecticut College.
	●	Attended New York University Business School.
Discussion of individual experience, qualifications, attributes, and skills		The Board believes Ms. Shattuck Kohn’s significant financial expertise and experience as a director of other public companies strengthens the Board’s collective qualifications, skills, and experience.
Donald Mathis, 58 Independent Director Director since 2015	●	Director since 2023 and co-founder of Echelon AI, Inc., a New York-based privately held artificial intelligence start-up.
	●	Director and Advisor at The AI Fund, LLC, a venture studio that works with entrepreneurs to grow companies, since 2022.
	●	Member of Board of Advisors of Omniangle Technologies, a privately held company involved in business intelligence and information security, since January 2013.
	●	Senior Vice President, Strategic Development at Comcast NBC Universal (Nasdaq: CMCSA) from June 2017 to September 2022.
	●	Senior Adviser and Director, Digital Counterterrorism, a public-private consortium and non-governmental organization focused on countering violent extremism and terrorist recruitment in the digital domain from January 2016 to December 2019.
	●	Chief Executive Officer and Co-Founder of Kinetic Social, a social media agency, from October 2011 to April 2016.
	●	Master of Business Administration from the Harvard Business School.
	●	Commander in the U.S. Navy (currently inactive reserve).
Discussion of individual experience, qualifications, attributes, and skills

The Board believes Mr. Mathis’ knowledge and experience as chairman and chief executive officer of an artificial intelligence company with a specialty in predictive data analytics, his experience running a social data and technology SaaS and managed services company, as well as his experience in business intelligence, general management, financial management and information security, and his military service, strengthen the Board’s collective qualifications, skills, and experience.

Richard C. Pfenniger, Jr., 68 Independent Director Director since 2022	●	Vice Chairman of the Board of Trustees of the Phillip and Patricia Frost Museum of Science in Miami, Florida since 2016 and is a member of its Executive Committee.
	●	Director of:
● OPKO Health, Inc. (Nasdaq: OPK), a pharmaceutical and medical diagnostic company, since 2008,
● Asensus Surgical, Inc. (NYSE: ASXC), a medical device company, since 2005,
● Cocrystal Pharma, Inc. (Nasdaq: COCP), a clinical stage biotechnology company, since 2021, and
● GeneDx Holdings Corp. (f/k/a Sema4 Holdings, Inc.), a patient centered health intelligence company, since 2022.
	●	Previously served as a director of IVAX Corporation, North American Vaccine, Inc., Pan Am Corporation, Biocardia, Inc. (Nasdaq: BCDA), Wright Investors’ Services Holdings, Inc. (Nasdaq: IWSH) and GP Strategies, Inc.
	●	Interim Chief Executive Officer of Vein Clinics of America, Inc., a medical group specializing in vein disease treatment, from May 2014 to February 2015.
	●	Interim Chief Executive Officer of IntegraMed America, Inc. in 2013, during which time the company managed the largest network of fertility centers in North America.
	●	Chairman of the Board of Directors and President and Chief Executive Officer of Continucare Corporation, a provider of primary care physician services, from 2003 until its acquisition in 2011.
	●	Chief Executive Officer and Vice Chairman of Whitman Education Group, Inc., a leading provider of career-oriented higher education, until its acquisition by Career Education Corporation in July 2003.
	●	Chief Operating Officer from 194 to 1997 and Senior Vice President - Legal Affairs and General Counsel from 1989 to 1994 of IVAX Corporation, a pharmaceutical company.
	●	Before joining IVAX, Mr. Pfenniger was engaged in the private practice of law in Miami, Florida with his practice focused primarily on business transactions. He began his career in accounting, as a certified public accountant with PricewaterhouseCoopers.
	●	Juris Doctor degree from the University of Florida.
	●	Bachelor of Business Administration degree from Florida Atlantic University.

Mr. Pfenniger was recommended to the Board by a security holder.
Discussion of individual experience, qualifications, attributes, and skills

The Board believes Mr. Pfenniger’s  knowledge and experience as chairman and chief executive officer of a primary care physician service company, his experience serving as CEO of an education company, as well as his experience serving as interim CEO of two companies and serving on the board of several public companies broadens and strengthens the Board’s collective knowledge base, qualifications, skills, and experience.

Ryan Schulke, 41 Co-founder and Chief Strategy Officer Director since 2015 and Chairman Chairman of the Board since July 2021	●	Chief Strategy Officer of Fluent, Inc. and Fluent LLC since July 2021.
	●	Chief Executive Officer of Fluent, Inc. from March 2018 to June 2021.
	●	Co-founded Fluent, LLC in 2010. Fluent, LLC merged (2015) with and is now a wholly-owned subsidiary of Fluent, Inc.
	●	Chief Executive Officer of Fluent, Inc. from inception until June 2021.
	●	Media Director of Clash Media, a global digital advertising network, from May 2007 to June 2010.
	●	Bachelor of Arts, Communications from Marymount Manhattan College.
Discussion of individual experience, qualifications, attributes, and skills

The Board believes Mr. Schulke, one of our co-founders, with his experience as Chief Strategy Officer of the Company and Fluent, LLC, the Company’s operating subsidiary, from July 2021, along with his tenure as the Chief Executive Officer of  the Company from 2018 until 2021 and Fluent, LLC from its inception until 2021, provides valuable business, industry, and management advice to the Board.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years required to be disclosed pursuant to Item 401(f) of Regulation S-K.

There have been no material proceedings to which any director, executive officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associate of any such director, executive officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Arrangements with Officers and Directors

There are no arrangements or understandings with another person pursuant to which any of our executive officers or directors were selected as an executive officer or director.

Vote Required and Board Recommendation

Under our Bylaws, a nominee for director will be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election; abstentions and broker non-votes are not counted as a vote cast either “for” or “against” that nominee’s election and therefore have no effect.

The Board approved and adopted a Director Resignation Policy on February 13, 2019 for directors who fail to receive the required number of votes in an uncontested election in accordance with our Bylaws. The policy requires that the Board will nominate for election or re-election only a candidate who agrees to tender an irrevocable resignation that will be effective upon (i) the failure to receive the required vote at any future annual meeting at which he or she faces re-election; and (ii) Board acceptance of such resignation. The policy further states that upon any candidate failing to be elected in an election at which majority voting applies, the Corporate Governance and Nominating Committee will meet to consider the tendered resignation and make a recommendation to the Board concerning the action, if any, to be taken with respect to the resignation. The policy provides that the Board will then consider and act upon the Corporate Governance and Nominating Committee’s recommendation within 90 days of certification of the vote at the annual meeting. The Board may accept the resignation, refuse the resignation, or refuse the resignation subject to such conditions designed to cure the underlying cause as the Board may impose. Promptly following the decision regarding the tendered resignation, the policy states that the Company will file with the SEC a Current Report on Form 8-K disclosing the decision with respect to the resignation, describing the deliberative process and, if applicable, the specific reasons for rejecting the tendered resignation.

Board Diversity Matrix

The Corporate Governance and Nominating Committee is committed to continuing to identify and recruit highly qualified candidates with diverse experiences, perspectives, and backgrounds to join our Board. We have surveyed our current directors and asked each director to self-identify their race, ethnicity, and gender using one or more of the below categories. The results of this survey are included in the matrix below. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix for Fluent, Inc. As of March 31, 2024

Total Number of Directors:		6
Part I: Gender Identity
	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	5
Part II: Demographic Background
African American		1
Alaskan Native or American Indian
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Board Diversity Matrix for Fluent, Inc. As of March 31, 2023

Total Number of Directors:		7
Part I: Gender Identity
	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	2	5
Part II: Demographic Background
African American		1
Alaskan Native or American Indian
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Board Recommendation

The Board unanimously recommends a vote “FOR” each Nominee for director.

DIRECTOR COMPENSATION

On April 19, 2018, the Compensation Committee adopted general director compensation practices, which was subsequently amended on February 16, 2021, pursuant to which a non-employee director joining the Board is granted 10,000 restricted stock units (“RSUs”). The RSUs vest in three equal annual installments beginning on the first anniversary of the grant date. Additionally, non-employee directors are paid $10,000 quarterly, plus annual fees of $10,000 for the Chair of the Audit Committee and $5,000 to the Chair of each of the Compensation Committee and the Corporate Governance and Nominating Committee. The Compensation Committee recommended that the Lead Independent Director receive an annual fee of $5,000. Additionally, on the date of each annual meeting, non-employee directors are granted such number of RSUs representing shares of the Company’s common stock with a grant date value equal to $75,000. The RSUs vest in three equal annual installments beginning on the first anniversary of the grant date, subject to accelerated vesting in certain circumstances. The number of RSUs is determined using the average closing price of our common stock for the five trading days before the date of the annual meeting.

The following table provides compensation information for the fiscal year ended December 31, 2023 for each of our non-employee directors.

Name	Fees earned or paid in cash ($)	Stock awards ($) (1)(7)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Donald Mathis (2)	50,000	75,000	—	—	—	—	125,000
Carla S. Newell (3)	45,000	75,000	—	—	—	—	120,000
Barbara Shattuck Kohn (4)	50,000	75,000	—	—	—	—	125,000
David Graff (5)	40,000	75,000	—	—	—	—	115,000
Richard Pfenniger (6)	40,000	75,000	—	—	—	—	115,000

(1)

The amounts in this column represent the aggregate grant date fair value of RSUs granted in 2023 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. In determining the grant date fair value for RSUs, the Company used the closing price of its common stock on the grant date. For a discussion of valuation assumptions used in calculation of these amounts, see Note 11 to the Company’s audited financial statements included with its 2023 Annual Report.

(2)

Mr. Mathis was granted 19,231 RSUs on June 7, 2023 for his services as a director. The RSUs will vest in three annual installments beginning on June 1, 2024. Mr. Mathis also received cash compensation of $50,000 in 2023 ($40,000 for his services as a director, $5,000 for his services as the Chair of the Compensation Committee, and $5,000 for his services as Lead Independent Director).

(3)

Ms. Newell was granted 19,231 RSUs on June 7, 2023 for her services as a director. The RSUs were to vest in three annual installments beginning on June 1, 2024; however, since Ms. Newell resigned as a director on December 27, 2023, such RSUs were forfeited. Ms. Newell also received cash compensation of $45,000 in 2023 ($40,000 for her services as a director and $5,000 for her services as the Chair of the Corporate Governance and Nominating Committee).

(4)

Ms. Shattuck Kohn was granted 19,231 RSUs on June 7, 2023 for her services as a director. The RSUs will vest in three annual installments beginning on June 1, 2024. Ms. Shattuck Kohn also received cash compensation of $50,000 in 2023 ($40,000 for her services as a director and $10,000 for her services as the Chair of the Audit Committee).

(5)	Mr. Graff was granted 19,231 RSUs on June 7, 2023 in connection with his services as a director. The RSUs will vest in three annual installments beginning on June 1, 2024. Mr. Graff also received compensation of $40,000 in 2023 for his services as a director.
(6)	Mr. Pfenniger was granted 19,231 RSUs on June 7, 2023 in connection with his services as a director. The RSUs will vest in three annual installments beginning on June 1, 2024. Mr. Pfenniger also received compensation of $40,000 in 2023 for his services as a director.

(7)

As of December 31, 2023, each non-employee director held RSUs as follows: Mr. Mathis – 29,140, Ms. Newell – 0, Ms. Shattuck Kohn  – 29,140, Mr. Graff – 25,898, and Mr. Pfenniger – 25,898. Mr. Mathis’s shares include (i) 1,945 RSUs that will vest in two annual installments beginning on March 1, 2023, (ii) 1,434 RSUs that will vest in two annual installments beginning on June 2, 2023, (iii) 6,531 RSUs that will vest in three annual installments beginning on June 1, 2023, and (iv) 3,205 that will vest in three annual installments beginning June 1, 2024. Ms. Newell's shares were forfeited as of December 31, 2023. Ms. Shattuck Kohn’s shares include (i) 1,945 RSUs that will vest in two annual installments beginning on March 1, 2023, (ii) 1,434 RSUs that will vest in two annual installments beginning on June 2, 2023, (iii) 6,531 RSUs that will vest in three annual installments beginning on June 1, 2023, and (iv) 19,231 that will vest in three annual installments beginning June 1, 2024. Mr. Graff’s shares include (i) 6,667 RSUs that will vest in three annual installments beginning on October 1, 2023, and (ii) 19,231 that will vest in three annual installments beginning June 1, 2024.  Mr. Pfenniger’s shares include (i) 6,667 RSUs that will vest in three annual installments beginning on October 1, 2023, and (ii) 19,231 that will vest in three annual installments beginning June 1, 2024.

BOARD MEETINGS AND COMMITTEES

Board Meetings; Annual Meeting Attendance; Independence

The Board oversees our business and affairs and monitors the performance of management. The Board meets regularly to review matters affecting our Company and to act on matters requiring Board approval. The Board also holds special meetings whenever circumstances require and may act by unanimous written consent. During 2023, the Board held 11 meetings and took action by unanimous written consent on two occasions. During 2023, all of our incumbent directors attended at least 75% of the aggregate Board meetings and its committees on which they served during the period of time that each such director was a Board member. The Board encourages, but does not require, its directors to attend the Company’s annual meeting. All of our then-current directors, besides David Graff, virtually attended our 2023 Annual Meeting of Stockholders.

As required by the listing standards of Nasdaq, a majority of the Board members must qualify as “independent,” as affirmatively determined by the Board. Our Board determines director independence based on an analysis of such listing standards and all relevant securities and other laws and regulations regarding the definition of “independent.”

As a result of the Board’s review of the relationships of each of the directors that served on the Board during the year ended December 31, 2023, the Board affirmatively determined that Messrs. Mathis, Graff and Pfenniger and Mses. Newell and Shattuck Kohn were “independent” directors within the meaning of the Nasdaq listing standards and applicable law. In addition, the Board has also determined that each Audit Committee member meets the additional criteria for independence of Audit Committee members under Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Ms. Newell resigned as Board director on December 27, 2023.

Board Oversight of Enterprise Risk

The Board’s role in the risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal, and regulatory, cybersecurity and strategic and reputational risks. In connection with its reviews of the operations of the Company’s business and its corporate functions, the Board considers and addresses the primary risks associated with these operations and functions. Our full Board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed.

In addition, each of the Board’s committees, and particularly the Audit Committee, plays a key role in overseeing risk management issues that fall within such committee’s areas of responsibility. Senior management reports on at least a quarterly basis to the Audit Committee on the most significant risks facing the Company from a financial reporting perspective and highlights any new risks that may have arisen since the Audit Committee last met. The Audit Committee also meets in executive sessions with the Company’s independent registered public accounting firm and reports any findings or issues to the full Board. In performing its functions, the Audit Committee and each standing committee of the Board has full access to management, as well as the ability to engage advisors. The Board receives regular reports from each of its standing committees regarding each committee’s particularized areas of focus.

Committees

The standing committees of the Board are the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee. In addition to regularly scheduled meetings, the committees also took certain actions taken by unanimous written consent. Written charters for each committee are available on the Company’s website at https://investors.fluentco.com/corporate-information/corporate-governance. The Board maintains one ad-hoc committee, the Risk and Compliance Committee to oversee certain specified risk and compliance issues.

Audit Committee

2023 meetings: 4
2023 action by written consent: 2

Responsibilities:
●	Retaining our independent registered public accounting firm, reviewing its independence, and reviewing and approving the planned scope of our annual audit;
●

Reviewing and approving any fee arrangements with our independent registered public accounting firm, overseeing its audit work, reviewing and pre-approving any non-audit services that may be performed by our independent registered public accounting firm;

●	Reviewing the adequacy of accounting and financial controls and reviewing our critical accounting policies;
●	Preparing the audit committee report that the SEC requires to be included in the Company’s annual proxy statement; and
●	Reviewing and approving any related party transactions.
Members:	Independent
Barbara Shattuck Kohn (Chair; “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K)	Yes
Donald Mathis	Yes
Carla S. Newell (resigned as a director on December 27, 2023)	Yes
David Graff (appointed to the Audit Committee on December 27, 2023)	Yes

Compensation Committee

2023 meetings: 4
2023 action by written consent: None

Responsibilities:
●	Periodically review and advise the Board on executive officers’ compensation issues;
●	Periodically review and advise the Board concerning the Company’s overall compensation philosophy, policies, and plans;
●

Review and approve all compensation of the Company’s executive officers (including, but not limited to, salary, bonus, incentive compensation, equity awards, severance arrangements and change in control arrangements, benefits, and perquisites);

●

Advise the Board with respect to proposed changes in the compensation of members of the Board, including as to committee service, as well as retirement policies and programs and perquisites for directors;

●	Make recommendations to the Board regarding the establishment and terms of the Company’s incentive compensation plans and equity compensation plans and administer such plans;
●	Approve grants of options and other equity awards to all executive officers and directors under the Company’s compensation plans;
●

Review and make recommendations to the Board regarding compensation-related matters outside the ordinary course, including, but not limited to, employment contracts, change-in-control provisions, severance arrangements, and material amendments thereto;

●	Monitor and assess the risks associated with the Company’s compensation policies and consult with management regarding such risks;
●	Review and make recommendations to the Board regarding stockholder proposals related to compensation matters; and
●	Select and engage compensation consultant.
Members:	Independent
Donald Mathis (Chair)	Yes
Carla S. Newell (resigned as a director on December 27, 2023)	Yes
Barbara Shattuck Kohn	Yes

Corporate Governance and Nominating Committee

2023 meetings: 1
2023 action by written consent: 1

Responsibilities:
●	Determine criteria for selecting new directors, including desired director skills, experience, and attributes, and identify and actively seek individuals qualified to become directors, as needed;
●	Evaluate and recommend to the Board nominees for each election of directors and for each vacancy (including vacancies for newly created positions) to be filled by the Board;
●	Consider any director candidates recommended by the Company’s stockholders pursuant to the procedures described in the Company’s proxy statement and its charter documents;
●	Annually or more frequently, review and make recommendations to the Board concerning qualifications, appointment, and removal of committee members;
●	Review and update the Code of Business Conduct and Ethics;
●	Review and recommend to the Board changes to the Company’s Bylaws, as needed; and
●	Oversee succession planning for executive officers.
Members:	Independent
Carla S. Newell (Chair) (resigned as a director on December 27, 2023)	Yes
Richard Pfenniger (appointed as a member of the Corporate Governance and Nominating Committee and Chair of such committee on December 27, 2023)	Yes
Donald Mathis	Yes
Barbara Shattuck Kohn	Yes

Director Nominations Process

Our Corporate Governance and Nominating Committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the annual meeting of stockholders, the Corporate Governance and Nominating Committee considers the criteria set forth in the Corporate Governance and Nominating Committee charter. Specifically, the Corporate Governance and Nominating Committee may take into account many factors, including, but not limited to, personal and professional integrity, experience relevant to the Company’s industry, diversity of background and experience including, but not limited to, with respect to gender and ethnicity and any other relevant qualifications, attributes or skills.

Board Diversity Policies

We consider diversity a meaningful factor in identifying director nominees, but do not have a formal diversity policy. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. In determining whether to recommend a director for re-election, the Corporate Governance and Nominating Committee may also consider potential conflicts of interest with the candidates, other personal and professional pursuits, the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

In identifying prospective director candidates, the Corporate Governance and Nominating Committee may seek referrals from other members of the Board or stockholders. The Corporate Governance and Nominating Committee also may, but need not, retain a third-party search firm in order to assist it in identifying candidates to serve as directors of the Company. The Corporate Governance and Nominating Committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the Corporate Governance and Nominating Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics, which is applicable to the Company’s directors, officers, and employees, including the Company’s principal executive officer and principal financial officer. The Code of Ethics is published on the Company’s website at www.fluentco.com on the Investors Relations page under the Corporate Information, Corporate Governance link and filed as an exhibit to the 2023 Annual Report. We will disclose amendments to or waivers from our Code of Ethics on our website in accordance with all applicable laws and regulations.

Clawback Policy

As required pursuant to the listing standards of the Nasdaq Listing Rules, Rule 10D under the Exchange Act, and Rule 10D-1 under the Exchange Act, the Board of Directors has adopted a Clawback Policy, effective October 2, 2023, which requires the Company to recover compensation received on or after October 2, 2023 erroneously awarded to any current or former Covered Executives (as defined in the Clawback Policy) in the event of a Covered Accounting Restatement (as defined in the Clawback Policy). The Clawback Policy requires the Company to recover the incremental portion of the incentive-based compensation received by such officer during the three (3) completed fiscal years (together with any interim stub fiscal year period(s) of less than nine (9) months resulting from Company’s transition to different fiscal year measurement dates) immediately preceding the date the Company is deemed (as determined pursuant to the immediately following sentence) to be required to prepare a Covered Accounting Restatement in excess of the amount that would have been paid or payable based on the restated financial results (without regard to any taxes paid), other than in limited circumstances in which an exception to such recovery applies.

For additional information regarding our Clawback Policy, please refer to Exhibit 97.1 included in our 2023 Annual Report.

Anti-hedging

As part of our Insider Trading Policy, all of our officers, directors, employees and consultants and family members or others sharing a household with any of the foregoing or who live elsewhere but whose transactions in our securities are directed by such employees, officers and directors or subject to their influence and control are prohibited from engaging in short sales of our securities, any hedging or monetization transactions involving our securities and in transactions involving puts, calls or other derivative securities based on our securities. Our Insider Trading Policy further prohibits employees, officers, directors and consultants from purchasing our securities on margin or pledging our securities as collateral for a loan. As of December 31, 2023, none of our directors or executive officers had pledged any shares of our common stock.

Board Leadership Structure

On July 1, 2021, Donald Patrick who had been our Chief Operating Officer became our Interim Chief Executive Officer and Ryan Schulke, our co-founder and former Chief Executive Officer, became our Chief Strategy Officer and Chairman of the Board.  Mr. Patrick, who is not a director, became Chief Executive Officer on January 12, 2022.

Effective June 28, 2022, Donald Mathis, an independent Director, was appointed to act as the Lead Independent Director (the “Lead Director”) by the independent members of the Board. By appointing a Lead Director independent of management, our Chief Executive Officer and Chairman can focus on our day-to-day business while our Lead Director can play an oversight role with respect to the Board and decisions regarding corporate strategy, management succession, performance and compensation, audit and internal controls, Board composition and functions, and accountability to shareholders. The Lead Director chairs the executive sessions of the independent directors.  Our Chief Executive Officer is the public spokesperson for the Company and communicates with investors and the public and leads our quarterly earnings calls.  He also plays a critical role in setting the agenda for the Board and for keeping the Board informed between meetings.  Our Board believes this division of duties and the separation of management from the Board is appropriate, as it enhances the accountability of the Chief Executive Officer to the Board and strengthens the independence of the Board of Directors from management.

Communications with our Board of Directors

Any stockholder who wishes to send a communication to our Board should address the communication either to the Board or to the individual director in care of Daniel J. Barsky, General Counsel and Corporate Secretary of Fluent, Inc., at 300 Vesey Street, 9th Floor, New York, New York 10282. Mr. Barsky will forward the communication either to all of the directors, if the communication is addressed to the Board, or to the individual director, if the communication is addressed to a specific director. Mr. Barsky will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board, or to the affairs of Fluent.

Nominees for Director and Other Stockholder Proposals for the 2025 Annual Meeting of Stockholders

Proposals for Inclusion in the 2025 Proxy

From time to time, stockholders present proposals that may be proper subjects for inclusion in the proxy statement and for consideration at an annual meeting. Under SEC rules, in order to be included in the proxy statement for the 2025 Annual Meeting of Stockholders, stockholder proposals submitted under Rule 14a-8 of the Exchange Act, must be received by our Corporate Secretary at 300 Vesey Street, 9th Floor, New York, New York 10282 not later than December 31, 2024. In the event the date of the 2025 Annual Meeting of Stockholders has been changed by more than 30 days from the date of the 2024 Annual Meeting, stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 Annual Meeting of Stockholders must submit the proposal to us at our office no later than a reasonable time before we begin to print and send our proxy materials for our 2025 Annual Meeting of Stockholders.

Other Proposals and Nominations

Our Bylaws require that a stockholder who otherwise intends to: (i) present a proposal outside of Rule 14a-8 under the Exchange Act; or (ii) nominate a director for our 2025 Annual Meeting of Stockholders, must deliver notice to our Corporate Secretary, in proper written form and in accordance with the requirements of the Bylaws, on or after February 5, 2025 but no later than March 7, 2025; provided, however, in the event that the date of the 2025 Annual Meeting of Stockholders is more than 30 days before or more than 70 days after the anniversary date of the 2024 Annual Meeting, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to the date of the 2025 Annual Meeting of Stockholders and not later than the close of business on the later of (i) the 90th day prior to the date of the 2025 Annual Meeting of Stockholders or (ii) the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting of Stockholders is first made by us.

In order for stockholders to give timely notice under the universal proxy rules of an intent to solicit proxies in support of director nominees other than our nominees for the 2025 Annual Meeting, notice must be submitted by April 6, 2025; provided, however, in the event that the date of the 2025 Annual Meeting of Stockholders has changed by more than 30 calendar days from the anniversary date of the 2024 Annual Meeting, then notice of such proxy solicitation must be provided by the later of 60 days prior to the date of the 2025 Annual Meeting of Stockholders or the 10th calendar day following the day on which a public announcement of the date of the 2025 Annual Meeting of Stockholders is first made by us and such notice must include all the information required by Rule 14a-19(b) under the Exchange Act and such stockholders must comply with all of the requirements of Rule 14a-19 under the Exchange Act.

Stockholders are also advised to review our Bylaws, which contain additional requirements relating to stockholder proposals and director nominations, including who may submit them and what information must be included.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

PROPOSAL 2

NON-BINDING ADVISORY VOTE

“SAY-ON-PAY”

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, and Section 14A of the Exchange Act, require that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers (“NEOs”) as disclosed in this proxy statement. At the Meeting, the Company will present its Say-on-Pay proposal for approval.

This Say-on-Pay proposal is set forth in the following resolution:

RESOLVED, that the stockholders of Fluent, Inc. approve, on an advisory basis, the compensation of its named executive officers, as disclosed in the Fluent, Inc. proxy statement for the 2024 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the information included in the Executive Compensation, the summary compensation table and other related tables and disclosure found in the proxy statement of Fluent, Inc.

Because your vote on this proposal is advisory, it will not be binding on us. However, we will take into account the outcome of the vote when considering future executive compensation arrangements.

The Role of Stockholder Say-on-Pay Votes

The Board, Compensation Committee, and management value the opinions of our stockholders. We provide our stockholders with the opportunity to cast an advisory vote to approve NEO compensation, including compensation that may be paid in connection with a change in control or a termination. At our annual meeting of stockholders held on June 7, 2023, approximately 96.94% of the stockholders who voted on the Say-on-Pay proposal voted in favor of the compensation of our NEOs as disclosed in our 2023 proxy statement. Although the advisory Say-On-Pay vote is non-binding, our Compensation Committee considered the outcome of the vote and determined not to make material changes to our executive compensation programs because the Compensation Committee believed this advisory vote indicated considerable stockholder support for our approach to executive compensation. Our Compensation Committee will continue to consider the outcome of our Say-on-Pay votes when making future compensation decisions for our NEOs.

Vote Required and Board Recommendation

The advisory vote on the Say-on-Pay proposal requires the affirmative vote of the holders of a majority in voting power of the shares of common stock which are present in person or by proxy at the Meeting and entitled to vote.

The Board unanimously recommends a vote “FOR” the Say-on-Pay proposal.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2024

Grant Thornton LLP (“Grant Thornton”) currently serves as the Company’s independent registered public accounting firm and has done so since its appointment effective July 14, 2015. A representative of Grant Thornton is expected to be present at the Meeting, with the opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions.

We are asking our stockholders to ratify the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2024. Although ratification is not required by our Bylaws or otherwise, our Board is submitting the appointment of Grant Thornton to our stockholders for ratification as a matter of good corporate governance. If our stockholders fail to ratify the appointment of Grant Thornton, the Audit Committee will consider whether it is appropriate and advisable to appoint a different independent registered public accounting firm. Even if our stockholders ratify the appointment of Grant Thornton, the Audit Committee in its discretion may appoint a different registered public accounting firm at any time if it determines that such a change would be in the best interests of our Company and our stockholders.

Auditor Fees and Services

The following table sets forth the fees billed to the Company by the Company’s independent registered public accountants, Grant Thornton, for the years ended December 31, 2023 and December 31, 2022.

	2023	2022
Audit Fees (1)	$919,957	$855,816
Audit-Related Fees (2)	—	—
Tax Fees (3)	—	—
All Other Fees (4)	—	—
Total	$919,957	$855,816

(1) Audit fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements, and internal control over financial reporting, the review of the interim consolidated financial statements included in quarterly reports and the fees for services such as consents, and review of documents filed with the SEC that are normally provided in connection with statutory and regulatory filings for engagements.

(2) Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements.

(3) Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, acquisitions and tax planning.

(4) All other fees consist of fees for products and services other than the services reported above.

Pre-Approval Policies and Procedures for Audit and Permitted Non-Audit Services

The Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Company by its independent registered public accounting firm. The Audit Committee is also responsible for considering whether the independent registered public accounting firm’s performance of permissible non-audit services is compatible with its independence. The Audit Committee chairperson has authority to grant pre-approvals of audit and permissible non-audit services by the independent registered public accounting firm provided that all pre-approvals by the chairperson must be presented to the full Audit Committee at its next scheduled meeting. Consistent with these policies and procedures, the Audit Committee approved all of the services rendered by the applicable auditors for the years ending December 31, 2023 and December 31, 2022, as described above.

Vote Required and Board Recommendation

Proposal 3 requires the affirmative vote of the holders of a majority in voting power of the shares of common stock which are present in person or by proxy at the Meeting and entitled to vote.

The Board recommends that you vote “FOR” the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for year ending December 31, 2024.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements and for the report process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent registered public accounting firm. The Company has engaged Grant Thornton LLP (“Grant Thornton”) as its independent public accountants to report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States. In this context, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements with management of the Company.

2.

The Audit Committee has discussed with Grant Thornton, the Company’s independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees  and the Securities and Exchange Commission.

3.

The Audit Committee has also received the written disclosures and the letter from Grant Thornton required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed the independence of Grant Thornton with that firm.

4.

Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board and the Board approved the inclusion of the audited financial statements for the year ended December 31, 2023 in the Company’s Annual Report on Form 10-K filed with the SEC.

The foregoing has been furnished by the Audit Committee:

Barbara Shattuck Kohn (Chair)

Donald Mathis

David Graff

This “Audit Committee Report” is not “Soliciting Material,” and is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

MANAGEMENT

Executive Officers

The names of our executive officers and their ages, positions, and biographies are set forth below. Our executive officers are appointed by and serve at the discretion of our Board of Directors.

EXECUTIVE OFFICERS
Name, Age, Position		Background Information
Donald Patrick, 63 Chief Executive Officer	●	Chief Executive Officer of the Company since January 2022.
	●	Interim Chief Executive Officer from July 2021 to January 2022.
	●	Chief Operating Officer of Fluent, Inc. from March 2018 to June 2021.
	●	Chief Executive Officer of Seneca One Finance, Inc., a specialty consumer finance company, from 2014 to 2017.
	●	President of Infogroup Marketing Services, a business unit of InfoGROUP, Inc., from 2011 to 2013.
	●	Chief Operating Officer of Merkle from 1997 to 2010.
	●	Master of Business Administration from the University of Chicago.
	●	Bachelor of Arts from St. Lawrence University.
Ryan Schulke, 41 Co-founder and Chief Strategy Officer	●	For information regarding Mr. Schulke, please see section entitled, “Proposal 1 – Nominees to the Board of Directors” of this proxy statement.
Matthew Conlin, 40 Co-founder and Chief Customer Officer	●	For information regarding Mr. Conlin, please see section entitled, “Proposal 1 – Nominees to the Board of Directors” of this proxy statement.
Ryan Perfit, 46 Interim Chief Financial Officer and Financial and Accounting Officer	●	Interim Chief Financial Officer of the Company since February 2023.
	●	Chief Financial Officer of EON Group Holdings, Inc., from August 2019 to February 2023.
	●	Acting Chief Financial Officer of GoShare, Inc., from August 2019 to February 2023.
	●	Acting Chief Financial Officer of Only NY, Inc., from December 2019 to February 2023.
	●	Interim Chief Financial Officer of Fluent, Inc. March 2018 to March 2019.
	●	Senior Vice President, Finance of Fluent, LLC, a wholly owned subsidiary of the Company, from 2015 to March 2018 and Director of Finance from 2012 to 2015.
	●	Bachelor of Science, Finance & Accounting from Tulane University.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation for each of the  NEOs for the last two completed fiscal years.

Name and principal position	Year	Salary ($)	Bonus ($) (1)	Stock awards ($) (2)	Option awards ($)	Non-Equity Incentive Plan compensation ($) (3)	All other compensation ($) (4)	Total ($)
Donald Patrick (5)	2023	320,214	—	582,033	—	—	12,809	915,056
(Chief Executive Officer)	2022	376,722	187,685	863,860	—	—	12,200	1,440,467

Ryan Schulke (6)	2023	320,214	—	436,933	—	—	9,241	766,388
(Chief Strategy Officer)	2022	376,722	190,085	290,766	—	—	8,412	865,985

Matthew Conlin	2023	320,214	—	436,933	—	—	12,704	769,852
(Chief Customer Officer)	2022	376,722	188,935	290,766	—	—	12,200	868,623

(1)

These amounts include: (i) anniversary bonuses of $2,400 to Mr. Schulke and $1,250 to Mr. Conlin in 2022, and (ii) discretionary bonuses of $187,685 to each of Mr. Schulke, Mr. Conlin and Mr. Patrick in 2022. Please see additional information below in the section entitled “Bonus Arrangements.”

(2)

The amounts in this column represent the aggregate grant date fair value of RSU awards granted in 2022 and 2023 computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. In determining the grant date fair value for RSUs, the Company used the closing price of the Company’s common stock on the grant date. For a discussion of valuation assumptions used in calculation of these amounts, see Note 11 to our audited financial statements included in our 2023 Annual Report. For each NEO, the following table sets forth the grant date fair value of each performance-based RSU award (each a “PSU”) granted to them during the year ended December 31, 2023 and 2022. For each PSU, both the grant date fair value assuming the most probable outcome of performance conditions (which is set forth in the column of the Summary Compensation Table titled “Stock Awards” and is calculated using the grant date fair value), and the grant date fair value assuming the maximum award is achieved, which is calculated as the maximum number of shares which respect to which payment could be achieved, multiplied by grant date closing price or 20-day average, depending on terms, are presented.

		Grant Date Fair Value
		2023		2022
Name	Type of Award	Assuming Most Probable Outcome is Achieved	Assuming Maximum Value is Achieved	Assuming Most Probable Outcome is Achieved	Assuming Maximum Value is Achieved
Donald Patrick	PSU	232,813	279,376	215,965	259,159	(A)
Ryan Schulke	PSU	436,933	524,320	290,767	244,000	(B)
Matthew Conlin	PSU	436,933	524,320	290,767	348,920	(B)

(A) Calculated based upon grant date fair value.
(B) Calculated based upon 20-day trailing average as of grant date.
(3)

Represents performance-based bonuses earned by our NEOs in respect of our performance in fiscal years 2022 and 2023. The material terms of the non-equity incentive plan compensation paid to our NEOs in our last completed fiscal year are described below in the section entitled “Bonus Arrangements.”

(4)	The amounts in this column represent the Company's 401(k) plan Company-matching contributions for each NEO.
(5)	On July 1, 2021, Mr. Patrick was appointed Interim Chief Executive Officer and was named the Chief Executive Officer on January 12, 2022.
(6)

Mr. Schulke served as the Company's Chief Executive Officer from March 27, 2018 to June 30, 2021. On July 1, 2021, he was appointed as Chief Strategy Officer. Mr. Schulke was not one of our NEOs with respect to 2022, but we included his compensation for 2022 in the Summary Compensation Table in order to present a more complete picture about his compensation.

Employment Agreements and Termination of Employment & Change in Control Arrangements

Below are descriptions of our employment agreements with our NEOs during 2023, as well as descriptions of the severance pay and other benefits to be provided in connection with a termination of employment and/or a change in control under the arrangements with each of our NEOs.

Donald Patrick, Chief Executive Officer

Effective July 1, 2021, Mr. Patrick was appointed Interim Chief Executive Officer, resigning his role as the Company’s Chief Operating Officer on June 30, 2021, a position he has held since March 2018. Mr. Patrick formally became the Chief Executive Officer on January 12, 2022. Mr. Patrick joined the Company’s wholly owned subsidiary, Fluent, LLC, as its Chief Operating Officer in January 2018. Mr. Patrick's employment agreement provides for automatic one-year renewals unless either party elects not to renew by providing the other party with a 60-day non-renewal notice. If Mr. Patrick's employment is terminated without cause or he resigns with good reason, he will be paid severance equal to 12 months' base salary, plus any prior year unpaid bonus and a prorated portion of his current year bonus. Payment of the foregoing is conditioned on Mr. Patrick not being in violation of the agreement’s restrictive covenant provisions. Mr. Patrick’s employment agreement provided for an annual bonus of no less than 100% of his annual salary based on the achievement of Company and personal performance goals. Please see additional information below in the section entitled “Bonus Arrangements.”

Effective April 1, 2023, due to market conditions, Mr. Patrick's salary was reduced by 20% from $376,722 to $301,378, and his cash bonus target became 100% tied to Company performance, rather than 50% to Company performance and 50% to personal performance.

Ryan Schulke, Chief Strategy Officer

On June 30, 2021, Mr. Schulke resigned as Chief Executive Officer of the Company and was appointed Chief Strategy Officer of the Company effective July 1, 2021. Mr. Schulke's employment agreement provides for automatic one-year renewals unless either party elects not to renew by providing the other party with a 120-day non-renewal notice. If Mr. Schulke’s employment is terminated because of his death or disability, he or his estate will be paid an amount equal to one-year of base salary. If Mr. Schulke’s employment is terminated without cause or he resigns with good reason, he will be paid the greater of the base salary for the balance of the term or one year of base salary, plus any prior year unpaid bonus and a prorated portion of his current year bonus. Payment of the foregoing is conditioned on Mr. Schulke not being in violation of the agreement’s restrictive covenant provisions. The agreement provided for an annual bonus of no less than 100% of annual salary based on achievement of Company and personal performance goals. Please see additional information below in the section entitled “Bonus Arrangements.”

Effective April 1, 2023, due to market conditions, Mr. Schulke's salary was reduced by 20% from $376,722 to $301,378, and his cash bonus target became 100% tied to Company performance, rather than 50% to Company performance and 50% to personal performance.

Matthew Conlin, Chief Customer Officer

On June 30, 2021, Matthew Conlin resigned as President of the Company and was appointed Chief Customer Officer of the Company effective July 1, 2021. The terms of Mr. Conlin’s employment mirror those of Mr. Schulke’s. Mr. Conlin also entered into an amended and restated employment agreement with the Company, effective September 11, 2018. Mr. Conlin's base salary and bonus provisions are identical to Mr. Schulke's, and he has the same arrangements with respect to severance pay and other benefits to be provided in connection with a termination of employment and/or a change in control. Please see additional information below in the section entitled “Bonus Arrangements.”

Compensation Adjustment for Executive Management Team.

As was described above, on March 24, 2023, the Compensation Committee approved a 20% reduction in the 2023 annual salaries of Messrs., Patrick, Schulke and Conlin ( the “Executive Leadership Team”) for 2023. The salary reduction could be earned back if the Company achieved at least $100 million in gross profit in 2023. In addition, the Executive Leadership Teams’ bonuses for 2023 would be based 100% on Company performance rather than 50% based on Company performance and 50% based on personal performance. Because such performance condition was not achieved, the salary reduction was not earned back.

Bonus Arrangements

Each of our executive officers were eligible to earn an annual cash incentive in 2023 based on the achievement of certain Company performance measures, tied to: (i) the achievement of certain revenue, Adjusted EBITDA, and strategic targets (the “EBITDA Goal Bonus”); and (ii) certain Media Margin initiative targets (“Initiative Targets”) and achievement of personal performance goals.  For a calculation of and additional information regarding Adjusted EBITDA, please see pages 24-25 of our 2023 Annual Report. “Media Margin”, a non-GAAP measure, is that portion of gross profit (exclusive of depreciation and amortization) reflecting variable costs paid for media and related expenses and excluding non-media cost of revenue. For additional information on Media Margin, a non-GAAP measure, please see pages 24-25 of our 2023 Annual Report.

          On February 15, 2024, as a result of the Company performance for fiscal year 2023, each of Messrs. Patrick, Schulke and Conlin were not awarded a bonus for 2023.

401(k) Plan

The Company maintains a defined contribution employee retirement plan, or 401(k) plan, for its employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan. The Company will match a participant's contribution up to 3% of their compensation, as well as 50% of a participant's contribution of the next 2% of their compensation, subject to statutory limits.

Pay versus Performance

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(4)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)(5)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (%)(3)	Net Loss ($) (in thousands)
2023	915,056	455,193	768,120	396,254	(87.4)%	(63,218)
2022	1,440,467	930,708	946,703	890,939	(79.5)%	(123,332)
2021	521,902	(391,458)	518,171	309,578	(62.5)%	(10,059)

(1)	Donald Patrick was the Company's Principal Executive Officer (PEO) for each of the 2021, 2022 and 2023 fiscal years.
(2)	For purposes of this table, we treated Ryan Schulke and Matthew Conlin as Non-PEO NEOs of the Company for each of the 2021, 2022 and 2023 fiscal years. Alex Mandel, former CFO, was also treated as an additional NEO for 2021 and Sugandha Khandelwal, former CFO, was treated as an additional NEO for 2022.
(3)	Computed based on a hypothetical investment of $100 in common stock beginning December 31, 2020 and calculated each fiscal year, with dividends reinvested.
(4)	The following table summarizes the applicable deductions and additions for the PEO in the calculation of Compensation Actually Paid to the PEO.

Year	Total Compensation per Summary Compensation Table Less Stock Awards	Year End Fair Value of Stock Awards Granted and Unvested During Applicable Year	Change in Fair Value as of Year End of Any Prior Awards that Remain Unvested as of Year End	Awards Granted and Vested in the Same Year, at Fair Value as of the Vesting Date	Change in Fair Value as of Year End of Any Prior Awards that Vested During Applicable Year	Compensation Actually Paid to PEO
2023	333,023	307,865	(161,712)	—	(23,983)	455,193
2022	576,607	521,724	(136,248)	—	(31,375)	930,708
2021	521,902	—	(976,235)	—	62,875	(391,458)

(5)	The following table summarizes the applicable deductions and additions for the NEO in the calculation of Compensation Actually Paid to the NEO.

Year	Total Compensation per Summary Compensation Table Less Stock Awards	Year End Fair Value of Stock Awards Granted and Unvested During Applicable Year	Change in Fair Value as of Year End of Any Prior Awards that Remain Unvested as of Year End	Awards Granted and Vested in the Same Year, at Fair Value as of the Vesting Date	Change in Fair Value as of Year End of Any Prior Awards that Vested During Applicable Year	Compensation Actually Paid to NEO
2023	331,187	—	65,068	—	—	396,254
2022	596,192	338,247	—	—	(43,500)	890,939
2021	518,171	—	(237,468)	—	28,875	309,578

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding equity-based awards held by the NEOs as of December 31, 2023.

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($) (5)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Donald Patrick	66,000	(1)	—	28.32	2/1/2029	63,622	(2)	255,760	9,604	38,608	(6)
Ryan Schulke	—		—	—	—	—	(3)	—	12,292	44,620	(7)
Matthew Conlin	—		—	—	—	—	(4)	—	12,292	44,620	(7)

(1)	Represents (i) 33,000 shares of common stock that vested on February 1, 2020, and (ii) 33,000 shares of common stock subject to options granted on February 1, 2019 subject to continuing service that would vest if the Company's stock price remains above $44.25 per share for 20 consecutive trading days or if they had remained unvested as of February 1, 2024 would fully vest on such date.
(2)

Represents (i) 37,500 RSUs granted on February 1, 2019, which vest in four equal annual installments beginning on February 1, 2021, (ii) 76,583 RSUs granted on October 3, 2022, which vest in three annual installment beginning on March 1, 2023, and (iii) 76,583 RSUs granted on March 24, 2023, which vest in three annual installment beginning on March 1, 2024.

(3)	As of December 31, 2023, Mr. Schulke owned RSUs representing 113,333 shares that have vested but have not been delivered.
(4)	As of December 31, 2023, Mr. Conlin owned RSUs representing 113,333 shares that have vested but have not been delivered.
(5)	Determined by multiplying the closing price of the Company’s common stock on December 31, 2023, $4.02, by the number of shares of common stock underlying the RSUs or restricted stock.
(6)	Determined by multiplying the closing price of the Company’s common stock on December 31, 2023, $4.02, by the number of shares of common stock underlying the RSUs or restricted stock. The awards issued as of October 3, 2022 will cumulatively vest on March 1, 2025, in which 12.5% had been achieved. The awards issued as of March 24, 2023 will cumulatively vest on March 1, 2025, in which 0% had been achieved.
(7)	Determined by multiplying the 20 day trailing closing price of the Company’s common stock on December 31, 2022, $3.66, by the number of shares of common stock underlying the RSUs or restricted stock to be settled in cash. The awards issued as of October 3, 2022 will cumulatively vest on March 1, 2025, in which 12.5% had been achieved. The awards issued as of March 24, 2023 will cumulatively vest on March 1, 2025, in which 0% had been achieved.

Equity Compensation Plan Information

On April 19, 2018, the Board adopted the 2018 Plan, and the Company's stockholders approved the 2018 Plan on June 6, 2018. Although the Company still has some outstanding awards under the 2018 Plan, once the Company adopted the 2022 Plan, no future grants will be made under the 2018 Plan.

On April 15, 2022, the Board adopted and the Company's stockholder’s approved the 2022 Plan on June 8, 2022 at the Company’s Annual Meeting of Stockholders.  The 2022 Plan provides for the issuance of 1,666,667 shares of the Company’s common stock.  The 2022 Plan was adopted because the Company believes that grants of options, stock appreciation rights, restricted shares of common stock, restricted stock units and other stock-based awards to selected employees, directors and independent contractors of the Company or its affiliates whose contributions are essential to the growth and success of the Company because the grants (i) strengthen the commitment of such individuals to the Company and its affiliates, (ii) motivate those individuals to faithfully and diligently perform their responsibilities and (iii) attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. The number of shares available for grant under the 2022 Plan was designed to enable the Company to properly incentivize eligible recipients over a number of years on a going-forward basis. The Company has in the past and may in the future grant awards to its employees or other eligible individuals to meet these goals, including RSUs and stock options.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes compensation plans under which our equity securities are authorized for issuance as of December 31, 2023.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	1,033,833	(2)	$25.68	(3)	1,147,144
Equity compensation plans not approved by security holders	—		—		—
Total	1,033,833		$25.68		1,147,144

(1)	The equity compensation plans approved by security holders include all of the Company's plans.
(2)	Includes 731,500 shares to be issued upon the vesting of RSUs.
(3)	The weighted-average exercise price does not reflect the shares that will be issued in connection with the vesting of RSUs as RSUs have no exercise price.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. To our knowledge, based solely upon a review of Forms 3, 4, and 5 filed with the SEC during the fiscal year ended December 31, 2023, we believe that, except as set forth below, our directors, executive officers, and greater than 10% beneficial owners have complied with all applicable filing requirements during the fiscal year ended December 31, 2023.

●	Matthew Conlin failed to report 12 transactions on time on two Form 4s;
●	David Graff failed to report 1 transaction on time on a Form 4;
●	Barbara Shattuck Kohn failed to report 2 transactions on time on a Form 4;
●	Donald Mathis failed to report 2 transactions on time on a Form 4;
●	Carla Newell failed to report 2 transactions on time on a Form 4;
●	Donald Patrick failed to report 3 transactions on time on two Form 4s;
●	Ryan Perfit failed to file a Form 3 and report 1 transaction on time on a Form 4;
●	Richard Pfenniger, Jr. failed to report 1 transaction on time on a Form 4; and
●	Ryan Schulke failed to report 6 transactions on time on a Form 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock of the Company as of the record date (or such other date as provided below), by (i) all NEOs, (ii) all current directors and director nominees, (iii) all current executive officers and directors of the Company as a group, and (iv) each person known by the Company to beneficially own in excess of 5% of the Company’s outstanding common stock. Unless noted otherwise, the corporate address of each person listed below is 300 Vesey Street, 9th Floor, New York, New York 10282.

For each listed person, the number of shares of common stock and percent of such class listed assumes the conversion or exercise of any equity securities owned by such person that are or will become convertible or exercisable, and the exercise of stock options and the vesting of restricted stock units, if any, that will vest, within 60 days of the record date, but does not assume the conversion, exercise or vesting of any such equity securities owned by any other person.

The Company does not know of any other beneficial owner of more than 5% of the outstanding shares of common stock other than as shown below. Unless otherwise indicated below, each stockholder has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.

Beneficial Owner	Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned (1)
Officers & Directors
Ryan Schulke	1,687,591	(2)	12.35%
Matthew Conlin	1,444,913	(3)	10.58%
Donald Patrick	243,655	(4)	1.78%
Donald Mathis	48,573	(5)	*
Barbara Shattuck Kohn	33,267	(6)	*
David Graff	9,745	(7)	*
Richard Pfenniger, Jr.	9,745	(8)	*
All current Directors and Executive Officers as a group (8 persons)	3,085,756	(9)	22.48%
5% Holders:
Dr. Phillip Frost	3,147,480	(10)	23.04%
JB Capital Partners, L.P.	826,439	(11)	6.05%
Tieton Capital Management	721,415	(12)	5.28%
Global Value Investment Corp.	843,560	(13)	6.18%

*	Beneficially owns less than 1% of the Company’s outstanding common shares.
(1)	Percent of beneficial ownership is based on 13,660,598 shares of common stock outstanding on April 15, 2024.
(2)	Mr. Schulke’s shares include (i) 1,084,332 shares held directly, (ii) 333,334 shares held by RSMC Partners, LLC, of which Mr. Schulke is a member, (iii) 100,027 shares held by The Schulke Inn Family Foundation Trust, in which the Mr. Schulke serves as Co-Trustee, (iv) 20,208 shares held by The Ryan Schulke 2020 GRAT, in which Mr. Schulke serves as Trustee, and (v) 149,690 shares held by The Ryan Schulke 2022 GRAT, in which Mr. Schulke serves as Trustee. Does not include (i) 91,667 RSUs that were fully vested as of January 1, 2019 but are subject to deferred delivery, (ii) 8,333 RSUs that were fully vested as of February 1, 2020 but are subject to deferred delivery, and (iii) 13,333 RSUs that were fully vested as of March 1, 2021 but are subject to deferred delivery. Mr. Schulke may be deemed to have shared voting control over the shares owned by Dr. Phillip Frost and Frost Gamma Investments Trust (“Frost Gamma”) by virtue of a Stockholders’ Agreement, pursuant to which Dr. Frost and Frost Gamma agreed to vote in favor of Mr. Schulke’s nominees for the Company’s Board of Directors. This table does not reflect Mr. Schulke’s ownership interest in these shares. If Mr. Schulke were deemed to have a beneficial ownership interest in these shares, Mr. Schulke would own 4,835,071 shares, or 35.39% of the Company’s outstanding common shares.
(3)	Mr. Conlin’s shares include (i) 1,000,242 shares held directly, (ii) 333,334 shares held by RSMC Partners, LLC, of which Mr. Conlin is a member, (iii) 60,175 shares held by the 2017 Conlin Shakira Family Trust, and (iv) 51,162 shares held by the Conlin Family Foundation Trust of which Mr. Conlin is Trustee. Does not include (i) 91,667 RSUs that were fully vested as of January 1, 2019 but are subject to deferred delivery, (ii) 8,333 RSUs that were fully vested as of February 1, 2020, but are subject to deferred delivery, and (iii) 13,333 RSUs that were fully vested as of March 1, 2021 but are subject to deferred delivery.

(4)	Mr. Patrick’s shares include (i) 177,655 shares of common stock and (ii) 66,000 shares of common stock issuable upon exercise of options. Does not include 82,584 RSUs that remain subject to vesting.
(5)	Mr. Mathis’s shares represent 48,573 shares of common stock. Does not include 16,086 RSUs that remain subject to vesting.
(6)	Ms. Shattuck Kohn’s shares represent 33,267 shares of common stock. Does not include 16,086 RSUs that remain subject to vesting.
(7)	Mr. Graff 's shares represent 9,745 shares of common stock. Does not include 19,486 RSUs that remain subject to vesting.
(8)	Mr. Pfenniger Jr.'s shares represent 9,745 shares of common stock. Does not include 19,486 RSUs that remain subject to vesting.
(9)	The 333,334 shares held by RSMC Partners, LLC, which are deemed beneficially owned by both Mr. Schulke and Mr. Conlin, are counted only once for purposes of this calculation.
(10)	Dr. Phillip Frost’s shares include (i) 3,139,146 shares held by Frost Gamma and (ii) 8,334 shares held by Dr. Frost directly. Dr. Frost is the Trustee of Frost Gamma. Frost Gamma L.P. is the sole and exclusive beneficiary of Frost Gamma. Dr. Frost is one of two limited partners of Frost Gamma L.P. The general partner of Frost Gamma L.P. is Frost Gamma, Inc., and the sole stockholder of Frost Gamma, Inc. is Frost-Nevada Corporation. Dr. Frost is also the sole stockholder of Frost-Nevada Corporation. Frost Gamma’s address is 4400 Biscayne Blvd., Miami, FL 33137. The foregoing information is based solely on the Company’s review of amendment no. 21 to the Schedule 13D/A filed by Dr. Frost and Frost Gamma with the SEC on September 25, 2023. Dr. Frost and Frost Gamma may be deemed to share voting control of these shares with Mr. Schulke by virtue of the Stockholders' Agreement described in footnote (2) above.
(11)	Alan Weber is the general partner of JB Capital Partners, L.P. and has shared voting and dispositive power over the securities held by JB Capital Partners, L.P. The address for Mr. Weber and JB Capital Partners, L.P. is 5 Evans Place, Armonk, NY 10504. The foregoing information is based solely on the Company’s review of amendment no. 6 to Schedule 13G/A filed by JB Capital Partners, L.P. and Alan W. Weber on February 13, 2024.
(12)

William J. Dezellem is the Chief Investment Officer and President of Tieton Capital Management. The address of Tieton Capital Management is 4700 Tieton Drive, Suite C, Yakima, WA 98908. The foregoing information is based solely on the Company’s review of amendment no. 1 to Schedule 13G/A filed by Tieton Capital Management and William J. Dezellem on February 1, 2024.

(13)	Jeffrey R. Geygan is the Chief Executive Officer and director of Global Value Investment Corp. (“GVIC”). As a result of his ownership interest in GVIC, Mr. Jeffrey Geygan is the controlling person of GVIC. James P. Geygan is the Chief Operating Officer and director of GVIC. Stacy A. Wilke is the Chief Financial Officer of GVIC. Each of Kathleen M. Geygan and Shawn G. Rice are directors of GVIC. GVIC owns 2,661 shares of common stock in its corporate capacity. Mr. Jeffrey Geygan, Mr. James Geygan, Ms. Wilke, Ms. Geygan, and Mr. Rice (collectively, the GVIC Reporting Persons”) each own shares of common stock in their individual capacities. These shares may be deemed to be indirectly beneficial owned by GVIC. Mr. Jeffrey Geygan owns 20,502 shares in his individual capacity. Mr. James Geygan owns 5,795 shares in his individual capacity. Ms. Wilke owns 1,800 shares in her individual capacity. Ms. Geygan owns 6,410 shares in her individual capacity. Mr. Rice owns 4,734 shares in his individual capacity. GVIC serves as investment adviser to managed accounts (collectively, the “Accounts”), and may be deemed to have beneficial ownership over the common stock held for the Accounts. As each of the GVIC Reporting Persons, directly or indirectly, share the power to vote, or direct the voting of, the common stock held for the Accounts, and the power to dispose, or to direct the disposition of, the common stock held for the Accounts, each may be deemed to have beneficial ownership over the common stock held for the Accounts. The foregoing information is based solely on the Company’s review of amendment no. 1 to Schedule 13D filed by GVIC and the GVIC Reporting Persons on December 28, 2023.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Audit Committee reviews and approves transactions in which the Company was or is to be a participant, in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of the Company's total assets at year-end for the last two completed fiscal years, and in which any of its directors, executive officers, or, to their knowledge, beneficial owners of more than 5% of the Company's capital stock or their immediate family members had or will have a direct or indirect material interest other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this proxy statement. The Audit Committee is responsible for reviewing and, if appropriate, approving or ratifying any related party transactions. The Company is not a party to a current related party transaction, and no transaction is currently proposed, in which the amount of the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which a related person had or will have a direct or indirect material interest.

HOUSEHOLDING

As permitted by rules adopted by the SEC, we are delivering a single set of proxy materials including our 2023 Annual Report and this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family, unless otherwise instructed by one or more of the stockholders. This process enables us to reduce our printing and distribution costs, and reduce our environmental impact. Householding is available to both registered stockholders and beneficial owners of shares held in street name.

Registered Stockholders

If you are a registered stockholder and have consented to householding, then we will deliver or mail one set of our proxy materials for all registered stockholders residing at the same address. Your consent will continue unless you revoke it, which you may do at any time by providing notice to Daniel J. Barsky, General Counsel and Corporate Secretary, by telephone at (646) 669-7272 or by mail at 300 Vesey Street, 9th Floor, New York, New York 10282. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

If you are a registered stockholder who has not consented to householding, then we will continue to deliver or mail copies of our proxy materials to each registered stockholder residing at the same address. You may elect to participate in householding and receive only one set of proxy materials for all registered stockholders residing at the same address by providing notice to the Company as described above.

Street Name Holders

Stockholders who hold their shares through a brokerage may elect to participate in householding, or revoke their consent to participate in householding, by contacting their respective brokers.

OTHER MATTERS

A copy of our 2023 Annual Report, without exhibits, is being mailed with this proxy statement. Stockholders are referred to the 2023 Annual Report for financial and other information about the Company.

Additional copies of our 2023 Annual Report may be obtained without charge by writing to Daniel J. Barsky, General Counsel and Corporate Secretary, 300 Vesey Street, 9th Floor, New York, New York 10282 or by telephone at (646) 669-7272. Exhibits will be furnished upon request. The SEC maintains a website that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of such site is http://www.sec.gov.

As of the date of the filing of this proxy statement, we are not aware of any matters to be raised at the Meeting other than those referred to in this proxy statement. If other matters are properly presented at the Meeting for consideration, the person named in the proxy will vote the shares they represent in his discretion.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V40916-P10943 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

FLUENT, INC.

The Board of Directors recommends you vote FOR the following:

1. To elect six directors.

Nominees:	**For**	**Against**	**Abstain**
1a. Ryan Schulke	☐	☐	☐
1b. Matthew Conlin	☐	☐	☐
1c. Donald Mathis	☐	☐	☐
1d. Barbara Shattuck Kohn	☐	☐	☐
1e. David A. Graff	☐	☐	☐
1f. Richard C. Pfenniger, Jr.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holder in his discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V40917-P10943

FLUENT, INC.
Annual Meeting of Stockholders
June 5, 2024 11:00 AM Eastern Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Daniel J. Barsky, as proxy of the undersigned, with full power to appoint his substitute, to represent the undersigned at the Annual Meeting (the "Meeting") of Stockholders of Fluent, Inc. (the "Company") to be held on June 5, 2024 at 11:00 a.m. Eastern Time virtually at www.virtualshareholdermeeting.com/FLNT2024, and at any adjournments thereof, and to vote all shares of common stock of the Company held of record by the undersigned at the close of business on April 15, 2024 in accordance with the instructions set forth on this proxy card and, in his discretion, to vote such shares on any other business as may properly come before the Meeting and on matters incident to the conduct of the Meeting. Any proxy heretofore given by the undersigned with respect to such shares of common stock is hereby revoked.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE REVERSE SIDE. IF THIS PROXY IS EXECUTED BUT NO VOTING INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES AND FOR PROPOSALS 2 AND 3.

Continued and to be signed on reverse side